UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 22, 2014 (October 22, 2014)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

212 W. 35th Street, 2nd floor, New York, NY 10001

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

ANNUAL MEETING: The Company held its Annual Meeting of Shareholders on October 22, 2014. Of the 37,499,006 total Common Shares outstanding as of October 22, 2014, a total of 35,211,294 Common Shares were present or represented by proxy at the meeting. The Company’s shareholders voted on three proposals and cast their votes as follows:

Proposal 1: To elect four directors of the Company to serve on the Board of Directors until the Company’s Annual Meeting of Shareholders in 2015:

Director	Votes For	% of Votes For		Votes Withheld	Broker Non-Votes
David C. Beck	21,938,936	99.35	%*	143,205	13,129,153
Sam Kirschner	21,938,636	99.35	%*	143,505	13,129,153
Salvatore F. Mulia	21,938,327	99.35	%*	143,814	13,129,153
Barry Sloane	21,938,437	99.35	%*	143,704	13,129,153

*	Represents a percentage of all shares casting a vote in favor of the nominee as opposed to withholding such votes.

Proposal 2: To ratify the appointment of McGladrey LLP as the Company’s independent registered accounting firm (independent auditors) for the year ended December 31, 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,570,649	502,820	137,825	0
92.19%*	1.34%*	0.37%*	0.00%*
98.18%**	1.43%**	0.39%**	N/A

*	Represents a percentage of all outstanding shares entitled to vote at the meeting.
**	Represents a percentage of all shares present or represented by proxy at the meeting.

Proposal 3: An advisory vote on the Company’s Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,805,452	275,341	46,747	13,083,754
58.15%*	0.73%*	0.12%*	34.89%*
98.54%**	1.24%**	0.21%**	N/A

*	Represents a percentage of all outstanding shares entitled to vote at the meeting.
**	Represents a percentage of all shares present or represented by proxy at the meeting.

SPECIAL MEETING: The Company also held a Special Meeting of Shareholders on October 22, 2014, following the Annual Meeting. A total of 26,342,177 Common Shares were present or represented by proxy at the special meeting. The Company’s shareholders voted on four proposals and cast their votes as follows:

Proposal 1:

RESOLVED, that a merger agreement by and between the Company and Newtek Business Services Corp., a Maryland corporation, for the purpose of reincorporating the Company in the state of Maryland (the “Reincorporation Transaction”) in anticipation of the election by the Company to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “BDC Election”) be, and hereby is approved.

For	Against	Abstentions
24,044,883	2,313,480	28,450
91.12%*	8.77%*	0.11%*
64.12%**	6.17%**	0.08%**

*	Represents a percentage of all shares present or represented by proxy at the meeting.
**	Represents a percentage of all outstanding shares entitled to vote at the meeting.

Proposal 2:

RESOLVED, that the Company be, and hereby is, authorized to implement a reverse stock split prior to the Reincorporation Transaction, pursuant to which each stockholder will receive one share of our common stock in exchange for no fewer than five and no greater than six shares owned at that time, with the exact ratio to be determined by the Company’s Board of Directors.

For	Against	Abstentions
24,028,143	2,291,324	74,497
91.04%*	8.68%*	0.28%*
64.08%**	6.11%**	0.20%**

*	Represents a percentage of all shares present or represented by proxy at the meeting.
**	Represents a percentage of all outstanding shares entitled to vote at the meeting.

Proposal 3:

RESOLVED, that the Company be, and hereby is, authorized to sell shares of its common stock at a price below the Company’s then current net asset value per share in one or more offerings, in each case subject to the approval of its Board of Directors and compliance with the conditions set forth in the proxy statement/prospectus pertaining thereto;

For	Against	Abstentions
25,256,500	1,018,780	66,897
95.88%*	3.87%*	0.25%*
67.35%**	2.72%**	0.18%**
93.46%***	6.14%***	0.40%***
55.89%****	3.67%****	0.24%****

*	Represents a percentage of all shares present or represented by proxy at the meeting.
**	Represents a percentage of all outstanding shares entitled to vote at the meeting.
***	Represents a percentage of all shares present or represented by proxy at the meeting (excluding affiliates).
****	Represents a percentage of all outstanding shares entitled to vote at the meeting (excluding affiliates).

Proposal 4:

RESOLVED, that the Company hereby adopts a new equity compensation plan, which will become effective subsequent to the BDC Election.

For	Against	Abstentions
25,496,187	684,811	161,179
96.79%*	2.60%*	0.61%*
67.99%**	1.83%**	0.43%**

*	Represents a percentage of all shares present or represented by proxy at the meeting.
**	Represents a percentage of all outstanding shares entitled to vote at the meeting.

A press release, dated October 22, 2014, announcing the results of the votes conducted at the Annual Meeting and Special Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 22, 2014, announcing the results of the votes conducted at the Annual Meeting and the Special Meeting.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.’s (“Newtek” or the “Company”) beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, statements about the benefits of the merger, including among others, future financial and operating results, plans, objectives, expectations and intentions and statements that are not historical facts. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: October 22, 2014	/s/ Barry Sloane
Barry Sloane, President, Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 22, 2014, announcing the results of the votes conducted at the Annual Meeting and the Special Meeting.